ING MUTUAL FUNDS

ING Russia Fund

(“Fund”)

Supplement dated April 10, 2014

to the Fund’s Class A, Class I and Class W Prospectus and

Class A, Class I and Class W Summary Prospectus

each dated February 28, 2014

(each a “Prospectus” and collectively the “Prospectuses”)

Effective immediately, the following risk is being added to the section entitled “Principal Risks” in the summary section of the Fund’s Prospectuses and to the section entitled “More Information About the Funds – Additional Information About the Risks” in the statutory section of the Fund’s Prospectus:

Sanctions.  The United States may impose economic sanctions against companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors.   These sanctions, if imposed, could impair the Fund’s ability to meet its investment objective.  For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions.  In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from selling or otherwise transacting in these investments.  This could impact the Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions.  The Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE